UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2012

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California		91355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (661) 775-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed by MannKind Corporation, a Delaware corporation (the “Company”) solely to correct certain dates in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2012 (the “Original Report”) and to re-file Exhibit 99.2 thereto. The Original Report incorrectly stated the date of the final approval hearing for the proposed settlement of the Derivative Actions (as defined in the Original Report) as November 12, 2012. The correct date is November 19, 2012. In addition, Exhibit 99.2 to the Original Report included incorrect dates for the final approval hearing for the proposed settlement of the Derivative Actions and the deadline for stockholders to object to the proposed settlement of the Derivative Actions. The correct dates are November 19, 2012 and October 29, 2012, respectively.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 8.01 (as amended) follows.

Item 8.01	Other Events.

On September 12, 2012, the United States District Court for the Central District of California entered an order preliminarily approving a proposed settlement of the class action securities lawsuits consolidated under the caption In re MannKind Corp. Securities Litigation, Master File No. 11-cv-00929-GAF (SSx) (the “Securities Action”), and entered a separate order preliminarily approving a proposed settlement of the federal derivative lawsuits consolidated under the caption In re MannKind Corp. Derivative Litigation, Case No. 11-cv-05003-GAF-SSx (the “Federal Derivative Action”). The proposed settlement in the Federal Derivative Action would also resolve the state derivative lawsuits consolidated under the caption In re MannKind Corporation Derivative Shareholder Litigation, Case No. BC454931, pending in the Superior Court of California, County of Los Angeles (the “State Derivative Action”). We refer to the Federal Derivative Action and the State Derivative Action collectively as the Derivative Actions.

In the order preliminarily approving the proposed settlement in the Securities Action, the U.S. District Court approved the Notice of Proposed Settlement of Class Action, the Summary Notice of Pendency and Proposed Settlement of Class Action, and proof of claim and release forms. The Court authorized the distribution of such forms to all potential settlement class members and appointed Garden City Group as the settlement administrator to supervise and administer the notice and claim procedures. The proposed settlement in the Securities Action remains subject to final approval by the U.S. District Court. A final approval hearing is set for December 17, 2012 before the Honorable Gary Allen Feess in the United States District Court for the Central District of California. A copy of the Stipulation of Settlement for the Securities Action is incorporated by reference as Exhibit 99.1 hereto.

In the order preliminarily approving the proposed settlement in the Derivative Actions, the U.S. District Court approved the Notice of Proposed Settlement and of Settlement Hearing (the “Derivative Actions Notice”). A copy of the Derivative Actions Notice is attached hereto as Exhibit 99.2, and a copy of the Stipulation of Settlement for the Derivative Actions, dated August 3, 2012, is incorporated by reference as Exhibit 99.3 hereto. The Derivative Actions Notice and the Stipulation of Settlement dated August 3, 2012 are also available on our website at http://www.investors.mannkindcorp.com. Other information contained in or accessible through our website does not constitute part of, and is not incorporated into, this Form 8-K. The proposed settlement in the Derivative Actions remains subject to final approval by the U.S. District Court. A final approval hearing is set for November 19, 2012 before the Honorable Gary Allen Feess in the United States District Court for the Central District of California.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Stipulation of Settlement for Securities Action (incorporated by reference to MannKind’s current report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2012).

99.2	Derivative Actions Notice.

99.3	Stipulation of Settlement for Derivative Actions (incorporated by reference to MannKind’s current report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2012).

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements include statements about the stipulations of settlement, the impact of such settlements and related matters. These forward-looking statements are based upon our current expectations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation risks associated with the final approval of the settlements by the U.S. District Court and other risks detailed in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2011 and our quarterly report on Form 10-Q for the quarter ended June 30, 2012. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary

Dated: October 22, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stipulation of Settlement for Securities Action (incorporated by reference to MannKind’s current report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2012).

99.2	Derivative Actions Notice.

99.3	Stipulation of Settlement for Derivative Actions (incorporated by reference to MannKind’s current report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2012).